CREDIT SUISSE
OPPORTUNITY FUNDS
Credit Suisse Emerging Markets Equity Fund
Credit Suisse Floating Rate High Income Fund
Credit Suisse Managed Futures Strategy Fund
Credit Suisse Multialternative Strategy Fund
Credit Suisse Strategic Income Fund
Credit Suisse Volaris US Strategies Fund	CREDIT SUISSE COMMODITY STRATEGY FUNDS Credit Suisse Commodity ACCESS Strategy Fund Credit Suisse Commodity Return Strategy Fund CREDIT SUISSE TRUST Commodity Return Strategy Portfolio

(each, a "Fund" and collectively, the "Funds")

Supplement dated May 28, 2014 to the
Summary Prospectus and Prospectus(es) of each Fund

The recent settlements involving Credit Suisse AG and Credit Suisse Group AG (described below) ("Settlements") do not involve the Funds or Credit Suisse Asset Management, LLC, Credit Suisse Asset Management Limited or Credit Suisse Securities (USA) LLC (the "CS Service Providers"). The CS Service Providers have informed the Funds that, subject to the receipt of a permanent exemptive order (described below), the CS Service Providers believe the Settlements will not have any material impact on the Funds or on the ability of the CS Service Providers to perform services for the Funds.

Credit Suisse AG ("CSAG") is the indirect parent company of each of Credit Suisse Asset Management, LLC, the investment adviser to the Funds ("CSAM"), Credit Suisse Asset Management Limited, the sub-adviser to the Credit Suisse Strategic Income Fund ("CSAML") and Credit Suisse Securities (USA) LLC, the principal underwriter of the Funds. None of CSAM, CSAML, CSSU (collectively, the "CS Service Providers") or any of the Funds were named in the Plea Agreement (as defined below) or other settlements relating to the conduct set out in the Plea Agreement. The conduct set out in the Plea Agreement did not involve the Funds or any of CSAM, CSAML or CSSU with respect to their investment adviser and distribution activities relating to the Funds or any other funds that receive services from the CS Service Providers.

The CS Service Providers and certain of their affiliates have received a temporary exemptive order and have applied for a permanent exemptive order from the Securities and Exchange Commission (the "Commission") to permit them to continue serving as investment advisers and principal underwriters for U.S.-registered investment companies, such as the Funds. Due to a provision in the law governing the operation of U.S.-registered investment companies, they would otherwise have become ineligible to perform these activities as a result of the plea in the Plea Agreement. The temporary exemptive order permits CSAM, CSAML and CSSU to continue to provide services to the Funds, so long as, among other things, no current or former employee of CSAG or any affiliate of CSAG who previously has been or who subsequently may be identified by CSAG or any U.S. or non-U.S. regulatory or enforcement agencies as having been responsible for the conduct described in the Plea Agreement will be employed by any of the CS Service Providers. The CS Service Providers have informed the Funds that, subject to the receipt of a permanent exemptive order at the time of sentencing, the CS Service Providers believe the Settlements will not have any material impact on the Funds or on the ability of the CS Service Providers to perform services for the Funds.

Description of Recent Settlements

On May 19, 2014, the U.S. Department of Justice (the "Department of Justice") filed a one-count criminal information (the "Information") in the District Court for the Eastern District of Virginia charging CSAG with conspiracy to commit tax fraud related to accounts CSAG established for cross-border clients. The Department of Justice and CSAG entered into a plea agreement (the "Plea Agreement") settling the action pursuant to which CSAG pleaded guilty to the charge set out in the Information.

The Plea Agreement requires CSAG to pay over $1.8 billion to the U.S. government, including the U.S. Internal Revenue Service. The Plea Agreement also requires CSAG to lawfully undertake certain remedial actions to address the conduct described in the Plea Agreement.

As indicated above, CSAG has entered into other settlements relating to the conduct set out in the Plea Agreement. CSAG has entered into a Consent Order with the Federal Reserve Board (the "Federal Reserve") to resolve certain findings by the Federal Reserve, including that the activities of CSAG regarding opening of foreign accounts for U.S. taxpayers, provision of investment services to U.S. clients, and operation of CSAG's New York representative office prior to 2009 lacked adequate enterprise-wide risk management and compliance policies and procedures sufficient to ensure that all of its activities comply with U.S. laws and regulations. In addition, CSAG has entered into a Consent Order with the New York State Department of Financial Services (the "DFS") to resolve the DFS's investigation into the conduct described in the Plea Agreement. The settlement with the Federal Reserve requires CSAG to pay $100 million to the Federal Reserve, and the settlement with the DFS requires CSAG to pay $715 million to the DFS.

These settlements follow a settlement by Credit Suisse Group AG ("CS Group"), the parent company of CSAG, with the Commission on February 21, 2014 to resolve an investigation by the Commission into solicitation and provision of broker-dealer and investment advisory services to certain U.S. cross-border clients by CS Group while not registered with the Commission as a broker-dealer or investment adviser. As part of the settlement, CS Group retained an independent consultant to evaluate its policies and procedures and examine its broker-dealer and investment adviser activities to fully verify that the business that was the subject of the Commission investigation has been completely exited. CS Group also agreed to pay $196,511,014, which includes $82,170,990 in disgorgement, $64,340,024 in interest and a $50,000,000 penalty.

Shareholders should retain this supplement for future reference.

Dated: May 28, 2014	16-0514 CS-PRO FRHI-PRO-LOAD TRCRS-PRO EMF-PRO VAF-PRO 2014-002